SOONER HOLDINGS, INC.
                                   FORM 10-KSB

                   For the fiscal year ended December 31, 1996




                                  Exhibit 22.1

                         Subsidiaries of the Registrant
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                            Charlie O Beverages, Inc.

                      Charlie O Business Park Incorporated

                               SD Properties, Inc.


                                      EX-1